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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

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                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event report) March 1, 2001

                          PRIMEDEX HEALTH SYSTEMS, INC.
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             [Exact Name or Registrant as specified in its Charter]

New York                           0-19019             13-3326724
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[State or other jurisdiction       [Commission         [IRS Employer
 of incorporation]                  File No.]           Identification No.]


             1516 Cotner Avenue, Los Angeles, California 90025-3303
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              [Address of principal executive officers; ZIP Code]


         Registrant's Telephone No., including Area Code: (310)478-7808


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                  Former address, if changed since last report

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Item 5  Other Events
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         Registrant's 90% owned subsidiary sold its radiation therapy center located in Temecula, California, effective March 1, 2001, to Summit Health Enterprises, LLC, an unaffiliated third party, for $4,000,000. Registrant invested $100,000 in the new owner for which it received an 8.89% interest. Registrant anticipates recognizing a profit of approximately $3,500,000 as a result of the sale.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 9, 2001              PRIMEDEX HEALTH SYSTEMS, INC.



                                   By: /s/ Howard G. Berger
                                       ---------------------------------
                                       Howard G. Berger, M.D., President